UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 23, 2021

Lucira Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39976	27-2491037
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1412 62nd Street Emeryville, California	94608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 350-8071

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LHDX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2021, Kelly Lewis Brezoczky, Executive Vice President of Lucira Health, Inc. (the “Company”) notified the Company of her decision to resign from the Company effective September 3, 2021 (the “Separation Date”). Ms. Lewis Brezoczky’s resignation is not the result of any disagreement with the Company’s policies, practices or procedures.

The Company entered into a Separation Agreement, dated August 27, 2021 (the “Separation Agreement”) with Ms. Lewis Brezoczky. Pursuant to the Separation Agreement, (i) Ms. Lewis Brezoczky will receive severance pay equivalent to nine months of her base salary in effect as of the Separation Date that will be paid in the form of a lump sum on the first payroll period following the Separation Date, (ii) the Company will reimburse Ms. Lewis Brezoczky for her COBRA medical premiums for up to nine months following the Separation Date and (iii) all of Ms. Lewis Brezoczky’s outstanding stock options and other equity awards, to the extent not previously vested, will accelerate in full effective as of the Separation Date. In connection with the Separation Agreement, Ms. Lewis Brezoczky granted the Company a full release of all claims related to her employment with the Company.

The foregoing summary of the Separation Agreement is qualified in its entirety by the Separation Agreement itself, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

10.1	Separation Agreement, dated August 27, 2021, between Kelly Lewis Brezoczky and Lucira Health, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lucira Health, Inc.

Date: August 27, 2021	By:	/s/ Daniel George
Daniel George Chief Financial Officer